Note 11 - Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 11:      Subsequent Events

On July 1, 2015, the Company completed the repurchase of two franchises in Maricopa County, Arizona. The transaction involved the repurchase of one operating franchise and one undeveloped franchise. The Company intends to operate the operating franchise as a company-owned clinic. The total consideration this transaction was $265,000, $212,000 of which was funded from the proceeds of the Company’s recent initial public offering, and $53,000 of which was funded with a promissory note.

On August 10, 2015, the Company repurchased three franchises in Erie County, New York (the “Repurchase Transaction”). In a related transaction, the Company terminated a regional developer agreement (the “Termination Transaction”).  The Repurchase Transaction involved the repurchase of one operating franchise and two undeveloped franchises. The Company intends to manage the operating franchise. The Termination Transaction involved the repurchase of development rights in Erie County, Monroe County, Nassau County, Suffolk County, and Albany County, all located in the state of New York.  The Company does not intend to resell these rights, but rather to terminate this regional developer license as a prelude to developing Company-managed clinics in this region. The total consideration for the Repurchase Transaction and the Termination Transaction was $350,000, $303,050 of which was funded from the proceeds of the Company’s recent IPO, and $46,950 of which was funded with a promissory note.

Note 11:     Subsequent Events

On January 1, 2015, we completed our reacquisition and termination of our regional developer rights for the Los Angeles County, California region in exchange for cash consideration of $507,500.  This payment was made in advance and is reflected as part of other assets in our accompanying consolidated balance sheet at December 31, 2014.

On January 30, 2015, we entered into an agreement to repurchase four developed franchises and one undeveloped franchise from a franchisee. The total consideration for this transaction was approximately $750,000, subject to certain adjustments, which was funded from the proceeds of our recent initial public offering and was completed on March 3, 2015. We intend to continue to operate two of the clinics opened under the developed franchises as company-owned clinics. The franchisee closed the two clinics operated under the remaining developed franchises. We have terminated the undeveloped franchise and may relocate it.

On February 17, 2015, we entered into an agreement to repurchase two operating franchises from a franchisee and the equipment, leasehold improvements, inventory, supplies and other assets used in the operation of the repurchased franchises. The total consideration for this transaction was $935,000, subject to certain adjustments, which was funded from the proceeds of our recent initial public offering. We intend to operate the two franchises as company-owned clinics.

On March 6, 2015, we entered into an agreement for and completed its repurchase of nine franchises from a franchisee. The transaction involved the repurchase of two developed franchises and seven undeveloped franchises. We intend to operate the clinics opened under the two developed franchises as company-owned clinics and to terminate, re-locate or re-sell the seven undeveloped franchises.  The total consideration for this transaction was approximately $300,000, subject to adjustment for certain adjustments and was funded from the proceeds of  our recent initial public offering.